Exhibit 10.23

                      SHENANDOAH TELECOMMUNICATIONS COMPANY

                        Incentive Stock Option Agreement

No. of shares subject to option: <<Number>>

      THIS AGREEMENT dated as of the ___ day of ___________, between Shenandoah Telecommunications Company, a Virginia corporation (the "Company"), and <<Name>> ("Participant"), is made pursuant and subject to the provisions of the Company's Stock Incentive Plan (the "Plan"), a copy of which is attached. All terms used herein that are defined in the Plan have the same meaning given them in the Plan.

      1. Grant of Option. Pursuant to the Plan, the Company, on March 8, 2004 (the "Date of Grant"), granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and Option to purchase from the Company all or any part of an aggregate of <<Number>> shares of Common Stock at the option price of $<<PRICE>> per share (the "Option Exercise Price"), being not less than the Fair Market Value per share of the Common Stock on the Date of Grant. This Option is intended to be an "incentive stock option" under Section 422 of the Code. This Option will be exercisable as hereinafter provided.

      2. TERMS and CONDITIONS. This Option is subject to the following terms and conditions:

            (a) Expiration Date. This Option shall expire at 11:59 p.m. on
                  <<DATE>> the fifth anniversary of the Date of Grant, (the
                  "Expiration Date").

            (b) Exercise of Option. Except as provided in paragraphs 4, 5, 6 or 7, this Option shall be exercisable with respect to one-half of the shares of Common Stock subject to this Option on each of the first and second anniversaries of the Date of Grant. Once this Option has become exercisable in accordance with the preceding sentence it shall continue to be exercisable until the earlier of the termination of the Participant's rights hereunder pursuant to paragraph 4, 5, 6 or 7, or until the Expiration Date. A partial exercise of this Option shall not affect the Participant's right to exercise this Option with respect to the remaining shares, subject to the conditions of the plan and this Agreement.

            (c) Method of Exercise and Payment for Shares. This Option shall be exercised by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Edinburg, Virginia. The exercise date shall be (i) in the case of notice by mail, the date of postmark, or (ii) if delivered in person, the date of delivery. Such notice shall be accompanied by payment of the option price in full, in cash or cash equivalent acceptable to the Administrator, by the surrender of shares of Common Stock with an aggregate Fair Market Value (determined as of the day preceding the exercise date) which, together with any cash or cash equivalent paid by Participant, is not less than the option price of the number of shares of Common Stock for which the Option is being exercised or by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of the Option with an aggregate Fair Market Value

            (determined as of the day preceding the exercise date) equal to the option price or portion thereof to be satisfied pursuant to this clause.

            (d) Nontransferability. This Option is nontransferable except by will or by the laws of descent and distribution. During Participant's lifetime, this Option may be exercised only by Participant.

      3. Stock Appreciation Right.

            (a) Grant of Tandem SAR. In connection with the grant of the Option and in accordance with the Plan, the Participant is hereby granted a Stock Appreciation Right (the "Tandem SAR") which may be exercised, solely to the extent that the Option is exercisable, in lieu of all or part of the Option. The number of shares of Common Stock to which the Tandem SAR pertains (the "Tandem SAR Shares") shall be equal to the number of shares of Common Stock into which the Option is exercisable, determined as of the date the Tandem SAR is exercised. The Initial Value of the Tandem SAR (the "Tandem SAR Initial Value") shall be equal to the Option Exercise Price.

            (b) Exercise of Tandem SAR. Upon the exercise of the Tandem SAR, the Participant shall receive from the Company shares of Common Stock in an amount equal to the excess of (i) the Fair Market Value of the Tandem SAR Shares as to which the Tandem SAR is exercised, over (ii) the product of the Tandem SAR Initial Value and the number of shares of Common Stock as to which the Tandem SAR is exercised. A partial exercise of the Tandem SAR shall not affect the Participant's right to exercise the Tandem SAR with respect to the remaining Tandem SAR Shares, subject to the conditions of the Plan and this Agreement.

            (c) Termination of Tandem SAR. The Tandem SAR shall automatically and immediately terminate and be canceled upon the termination or expiration of the Option pursuant to the provisions of this Agreement and the Plan. Notwithstanding any other provision of this Agreement or the Plan to the contrary, upon the exercise of the Tandem SAR, the number of shares of Common Stock into which the Option shall be exercisable shall immediately and automatically be reduced by the number of Tandem SAR Shares as to which the Tandem SAR is exercised. Notwithstanding any other provision of this Agreement or the Plan to the contrary, upon the exercise of the Option, the number of Tandem SAR Shares shall immediately and automatically be reduced by the number of shares of Common Stock into which the Option is exercised.

            (d) Method of Exercise of Tandem SAR. The Tandem SAR shall be exercised by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Edinburg, Virginia. Such notice shall specify the number of Tandem SAR Shares as to which the Tandem SAR is being exercised. The exercise date shall be (i) in the case of notice by mail, the date of postmark, or
            (ii) if delivered in person, the date of delivery.

            (e) Nontransferability The Tandem SAR is nontransferable except by will or by the laws of descent and distribution. During Participant's lifetime, the Tandem SAR may be exercised only by Participant.

      4. Exercise in the Event of Death. This Option and Tandem SAR shall be exercisable for all or part of the number of shares of Common Stock that the Participant was entitled to purchase pursuant to paragraph 2, reduced by the number of shares for which the Option or Tandem SAR was previously exercised, in the event the Participant dies while employed by the Company or an Affiliate or following Retirement or becoming Permanently and Totally Disabled (as hereinafter defined) and prior to the Expiration Date. In that event this Option and Tandem SAR may be exercised by Participant's estate, or the person or persons to whom his rights under this Option and Tandem SAR shall pass by will or the laws of descent and distribution. Participant's estate or such persons may exercise this Option and Tandem SAR during the remainder of the period preceding the Expiration Date.

      5. Exercise in the Event of Disability. This Option and Tandem SAR shall be exercisable for all or part of the number of shares of Common Stock that the Participant was entitled to purchase pursuant to paragraph 2, reduced by the number of shares for which the Option or Tandem SAR was previously exercised, if the Participant becomes permanently and totally disabled within the meaning of section 22(e)(3) of the Code ("Permanently and Totally Disabled") while employed by the Company or an Affiliate and prior to the Expiration Date. In that event, the Participant may exercise this Option and Tandem SAR during the remainder of the period preceding the Expiration Date.

      6. Exercise After Retirement. This Option and Tandem SAR shall be exercisable for all or part of the number of shares that the Participant was entitled to purchase pursuant to paragraph 2, reduced by the number of shares for which the Option or Tandem SAR was exercised, in the event of the Participant's Retirement prior to the Expiration Date. In that event the Participant may exercise this Option and Tandem SAR during the remainder of the period preceding the Expiration Date.

      7. Exercise After Termination of Employment. This Option and Tandem SAR may not be exercised after the Participant ceases to be employed by the Company and its Affiliates, except if such termination of employment is a result of death, disability or Retirement, in which case the Option and Tandem SAR may be exercised as provided in paragraphs 4, 5 or 6, respectively.

      8. Retirement. For purposes of this Agreement, the term "Retirement" means the voluntary termination of employment on or after the Participant's earliest Retirement date under a tax-qualified retirement plan maintained by the Company or an Affiliate in which the Participant participates.

      9. Minimum Exercise. This Option and Tandem SAR may not be exercised for less than five shares of Common Stock unless it is exercised for the full number of shares for which the Option and Tandem SAR may be exercised.

      10. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle Participant to a fractional share such fraction shall be disregarded.

      11. No Right to Continued Employment. This Option and Tandem SAR does not confer upon Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time.

      12. Change in Capital Structure. The terms of this Option and Tandem SAR shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization.

      13. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia.

      14. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

      15. Participant Bound by Plan. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      16. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Participant and the successors of the Company.

      17. Notification Upon Sale. Participant shall give written notice to the company's Secretary at the Company's principal office in Edinburg, Virginia if the Participant sells or otherwise disposes of any shares acquired under this Option before the expiration of the two-year period beginning on the Date of Grant or the one-year period beginning on the date that the Participant exercised this Option with respect to such shares.

      IN WITNESS WHEREOF, the company has caused this Agreement to be signed by a duly authorized officer, and Participant has affixed his signature hereto.

SHENANDOAH TELECOMMUNICATIONS COMPANY


By
  ---------------------------------         ------------------------------------
  Earle A. MacKenzie                        Participant
  Executive Vice President